Exhibit 24


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                         POWER OF ATTORNEY

We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Stephen S. Weddle and Brenda Bemben our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.


 SIGNATURE                 TITLE                     DATE


 Richard H. Ayers          Chairman,                 August 30, 1995
 Richard H. Ayers          Chief Executive Officer
                           and Director


 Richard Huck              Vice President            August 29, 1995
 Richard Huck              Finance and Chief
                           Financial Officer


                           President                August 31, 1995
 R. Alan Hunter           and Chief Operating
                           Officer


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 SIGNATURE                        TITLE                              DATE


     Theresa F. Yerkes         Vice President                    August 29, 1995
     Theresa F. Yerkes         and Controller
                               (Chief Accounting
                               Officer)



     Stillman B. Brown         Director                          August 30, 1995
     Stillman B. Brown


     Edgar R. Fiedler          Director                          August 30, 1995
     Edgar R. Fiedler


     Mannie L. Jackson         Director                          August 30, 1995
     Mannie L. Jackson


     James G. Kaiser           Director                          August 30, 1995
     James G. Kaiser


     Eileen S. Kraus           Director                          August 30, 1995
     Eileen S. Kraus


     George A. Lorch           Director                          August 29, 1995
     George A. Lorch


     Walter J. McNerney        Director                          August 30, 1995
     Walter J. McNerney


     Gertrude G. Michelson     Director                          August 29, 1995
     Gertrude G. Michelson


     John S. Scott             Director                          August 30, 1995
     John S. Scott


     Hugo E. Uyterhoeven       Director                          August 30, 1995
     Hugo E. Uyterhoeven


     Walter W. Williams        Director                          August 29, 1995
     Walter W. Williams

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